                                                                    EXHIBIT 99.2

                                     PROXY

                      SANTA BARBARA RESTAURANT GROUP, INC.
  SOLICITED BY THE BOARD OF DIRECTORS OF SANTA BARBARA RESTAURANT GROUP, INC.
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS


   The undersigned stockholder of Santa Barbara Restaurant Group, Inc. ("SBRG") hereby appoints Theodore Abajian and Hilary Burkemper, and each of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of SBRG which the undersigned is entitled to vote at the Special Meeting of Stockholders of SBRG to be held at Fess Parker's Doubletree Resort Santa Barbara on February 28, 2002 at 1:00 p.m. and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:



   1. To approve the Agreement and Plan of Merger dated as of December 20, 2001 and amended as of January 24, 2002, by and between CKE Restaurants, Inc. and Santa Barbara Restaurant Group, Inc., and the transactions contemplated thereby.


                  [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

   2.  To transact such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF SBRG AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING.

   The Board of Directors recommends a vote "FOR" Proposal 1.

   This proxy may be revoked at any time before it is voted by: (i) filing with the Corporate Secretary of SBRG at or before the special meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of SBRG at or before the special meeting; or (iii) attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute revocation of this proxy).

                   (Continued and to be signed on other side)
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                          (Continued from other side)

    The undersigned acknowledges receipt from SBRG, prior to the execution of this proxy, of notice of the special meeting and a joint proxy statement/prospectus.

-------------------------------  ---------------------------------
Number of Shares of Company      Dated
Common Stock
                                 ---------------------------------
                                 Signature of Stockholder

                                 ---------------------------------
                                 Print Name

                                 ---------------------------------
                                 Signature of Stockholder

                                 ---------------------------------
                                 Print Name
                                 When signing as attorney,
                                 executor, officer, administrator,
                                 trustee or guardian, please give
                                 full title. If more than one
                                 trustee, all should sign. All
                                 joint owners must sign. I/We do
                                 [ ] do not [ ] expect to attend this
                                 meeting.

                        DO NOT FOLD, STAPLE OR MUTILATE

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.